LIMITED

POWER

OF

ATTORNEY

FOR

SECTION

16

REPORTING

OBLIGATIONS

Know

all

by

these

presents

that

the

undersigned

hereby

makes

constitutes

and

appoints

each

of

John

Frederick

Jason

Duva

and

Nina

AnderssonWillard

signing

singly

and

each

acting

individually

as

the

undersigneds

true

and

lawful

attorneyinfact

with

full

power

and

authority

as

hereinafter

described

to

1

execute

for

and

on

behalf

of

the

undersigned

in

the

undersigneds

capacity

as

an

officer

and/or

director

of

Avid

Technology

Inc

the

Company

Forms

3

4

and

5

including

any

amendments

thereto

in

accordance

with

Section

16a

of

the

Securities

Exchange

Act

of

1934

and

the

rules

thereunder

the

Exchange

Act

2

do

and

perform

any

and

all

acts

for

and

on

behalf

of

the

undersigned

which

may

be

necessary

or

desirable

to

prepare

complete

and

execute

any

such

Form

3

4

or

5

prepare

complete

and

execute

any

amendment

or

amendments

thereto

and

timely

deliver

and

file

such

form

with

the

United

States

Securities

and

Exchange

Commission

and

any

stock

exchange

or

similar

authority

3

seek

or

obtain

as

the

undersigneds

representative

and

on

the

undersigneds

behalf

information

regarding

transactions

in

the

Companys

securities

from

any

third

party

including

brokers

employee

benefit

plan

administrators

and

trustees

and

the

undersigned

hereby

authorizes

any

such

person

to

release

any

such

information

to

such

attorneyinfact

and

approves

and

ratifies

any

such

release

of

information

and

4

take

any

other

action

of

any

type

whatsoever

in

connection

with

the

foregoing

which

in

the

opinion

of

such

attorneyinfact

may

be

of

benefit

to

in

the

best

interest

of

or

legally

required

by

the

undersigned

it

being

understood

that

the

documents

executed

by

such

attorneyinfact

on

behalf

of

the

undersigned

pursuant

to

this

Power

of

Attorney

shall

be

in

such

form

and

shall

contain

such

terms

and

conditions

as

such

attorneyinfact

may

approve

in

such

attorneyinfacts

discretion

The

undersigned

hereby

grants

to

each

such

attorneyinfact

full

power

and

authority

to

do

and

perform

any

and

every

act

and

thing

whatsoever

requisite

necessary

or

proper

to

be

done

in

the

exercise

of

any

of

the

rights

and

powers

herein

granted

as

fully

to

all

intents

and

purposes

as

the

undersigned

might

or

could

do

if

personally

present

with

full

power

of

substitution

or

revocation

hereby

ratifying

and

confirming

all

that

such

attorneyinfact

or

such

attorneyinfacts

substitute

or

substitutes

shall

lawfully

do

or

cause

to

be

done

by

virtue

of

this

power

of

attorney

and

the

rights

and

powers

herein

granted

The

undersigned

acknowledges

that

the

foregoing

attorneysinfact

in

serving

in

such

capacity

at

the

request

of

the

undersigned

are

not

assuming

nor

relieving

nor

is

the

Company

assuming

nor

relieving

any

of

the

undersigneds

responsibilities

to

comply

with

Section

16

of

the

Exchange

Act

The

undersigned

acknowledges

that

neither

the

Company

nor

the

foregoing

attorneysinfact

assume

i

any

liability

for

the

undersigneds

responsibility

to

comply

with

the

requirements

of

the

Exchange

Act

ii

any

liability

of

the

undersigned

for

any

failure

to

comply

with

such

requirements

or

iii

any

obligation

or

liability

of

the

undersigned

for

profit

disgorgement

under

Section

16b

of

the

Exchange

Act

This

Power

of

Attorney

shall

remain

in

full

force

and

effect

until

the

undersigned

is

no

longer

required

to

file

Forms

3

4

and

5

with

respect

to

the

undersigneds

holdings

of

and

transactions

in

securities

issued

by

the

Company

unless

earlier

revoked

by

the

undersigned

in

a

signed

writing

delivered

to

the

foregoing

attorneysinfact

IN

WITNESS

WHEREOF

the

undersigned

has

caused

this

Power

of

Attorney

to

be

executed

as

of

this

day

of

July

2015

Paula

E

Boggs